Exhibit 21.1
SUBSIDIARIES OF THE COMPANY

February 28, 2006
Ownership
ALABAMA
SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiary
SCI Alabama Funeral Services, Inc.	100%
SCI Georgia Funeral Services, Inc. (DE Corp) Alabama subsidiary
ECI Alabama Services, LLC	100%
ALASKA
SCI Funeral Services, Inc. (Iowa Corp) Alaska subsidiary
SCI Alaska Funeral Services, Inc.	100%
ARIZONA
SCI Funeral Services, Inc. (Iowa Corp) Arizona subsidiary
SCI Arizona Funeral Services, Inc.	100%
ARKANSAS
SCI Funeral Services, Inc. (Iowa Corp) Arkansas subsidiary
SCI Arkansas Funeral Services, Inc.	100%
CALIFORNIA
SCI Funeral Services, Inc. (Iowa Corp) California subsidiaries
SCI California Funeral Services, Inc.	100%
Mount Vernon Memorial Park	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. – (DE LP) California subsidiary
SCI Western Market Support Center, Inc.	100%
COLORADO
SCI Funeral Services, Inc. (Iowa Corp) Colorado subsidiary
SCI Colorado Funeral Services, Inc.	100%
CONNECTICUT
SCI Funeral Services, Inc. (Iowa Corp) Connecticut subsidiary
SCI Connecticut Funeral Services, Inc.	100%
DELAWARE
BestHalf.com, Inc.	80%
Christian Funeral Services, Inc.	100%
SCI Funeral Services, Inc. (Iowa Corp)
Affiliated Family funeral Service, Inc. (MA Corp) Delaware subsidiaries
ECI-Carr Funeral Home, Inc.	49%
ECI-Fay McCabe Funeral Home, Inc.	49%
ECI-Henderson Funeral Home, Inc.	49%
ECI-Rapino Memorial Home, Inc.	49%
ECI Services of Main, Inc.	100%
ECI Services of New Hampshire, Inc.	100%
ECI Services of South Dakota, Inc.	100%
ECI Services of Vermont, Inc.	100%
Lake View Management Company, Inc.	100%
Memorial Guardian Plans, Inc.	100%
SCI California Funeral Services, Inc. (CA Corp) Delaware subsidiaries
California Cemetery and Funeral Services, LLC	5%
ECI Capital Corporation	100%
California Cemetery and Funeral Services, LLC	95%
SCI Georgia Funeral Services, Inc.	100%
ECI Alabama Services, LLC (AL LLC) Delaware subsidiary
ECI-Chapel Hill, Inc.	100%
SCI Indiana Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc. (IA Corp) Delaware subsidiary
SCI Iowa Finance Company	100%
SCI Maryland Funeral Services, Inc. (MD Corp) Delaware subsidiary
ECI Cemetery Services of Maryland, LLC	100%

February 28, 2006
Ownership
SCI Missouri Funeral Services, Inc. (MO Corp) Delaware subsidiary
Missouri Commemorative Services, LLC	100%
SCI Ohio Funeral Services, Inc. (OH Corp) Delaware subsidiary
Rose Hill Securities Company	100%
SCI Pennsylvania Funeral Services, Inc. (PA Corp) Delaware subsidiary
Gabauer Funeral Home, Inc.	100%
SCI Texas Funeral Services, Inc.	100%
Texas Marker, L.P. (TX limited partnership)	1%
Professional Funeral Traditions, LLC	100%
Texas Marker, L.P.	99%
CemCare, Inc.	100%
PSI funding, Inc.	100%
SCI Virginia Funearl Services, Inc. (VA Corp) Delaware subsidiary
SCI Loan Services, LLC	100%
Salvatore Air Transportation Corp.	100%
SCI Executive Services, Inc.	100%
SCI Financial Services, Inc.	100%
Making Everlasting Memories, L.L.C.	80%
SCI Investment Services, Inc.	100%
SCI International Limited	100%
Galahad Investment Corporation	20%
Kenyon International Emergency Services, Inc.	100%
SCI Cerberus, LLC	100%
SCI Financing Corporation	100%
Service Corporation International (Canada) Limited (CAN Corp) DE subsidiary
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
Centre Funeraire Cote-des-Neiges Inc. (CAN corp) DE subisidiary
SCI funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI Special, Inc.	100%
SCI Administrative Services, LLC – General Partner of	100%
SCI Management L.P.	1%
Remembrance Memorial Traditions, LLC – Limited Partner of	100%
SCI Management L.P.	99%
Dignity Memorial Network, Inc.	100%
SCI Western Market Support Center, Inc. (CA Corp)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI EOps HQ, Inc. (NY Corp)
SCI Eastern Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI Houston Hub, Inc. (TX Corp)
SCI Houston Market Support Center, L.P. (TX LP)
SCI Funeral & Cemetery Purchasing Cooperative, Inc.	20%
SCI Capital Corporation	100%
DISTRICT OF COLUMBIA
SCI Funeral Services, Inc. (Iowa Corp) DC subsidiaries
Joseph Gawler’s Sons, Inc.	100%
Witzke Funeral Homes, Inc.	100%
FLORIDA
SCI Funeral Services, Inc. (Iowa Corp) Florida subsidiaries
SCI Funeral Services of Florida, Inc.	100%
Florida Marker, LLC	100%
Fountainhead Memorial Park, LLC	100%
WPALM, Inc.	100%
MR Advertising Agency, LLC	100%
Sharon Gardens Limited Partnership	100%

February 28, 2006
Ownership
GEORGIA
SCI Funeral Services, Inc. (Iowa Corp) Georgia subsidiaries
SCI Georgia Funeral Services, Inc. (DE Corp) Georgia subsidiaries
ECI Cemetery Services of Georgia, LLC	100%
SCI Georgia Land, Inc.	100%
HAWAII
SCI funeral Services, Inc. (Iowa Corp) Hawaii subsidiaries
Hawaiian Memorial Life Plan, Ltd.	100%
ILLINOIS
SCI Funeral Services, Inc. (Iowa Corp) Illinois subsidiary
SCI Illinois Services, Inc.	100%
IOWA
SCI Funeral Services, Inc.	100%
SCI Iowa Funeral Services, Inc.	100%
KANSAS
SCI Funeral Services, Inc. (Iowa Corp) Kansas subsidiary
SCI Kansas Funeral Services, Inc.	100%
KENTUCKY
SCI funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
SCI Kentucky Funeral Services, Inc.	99%
LOUISIANA
SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
SCI Louisiana Funeral Services, Inc.	100%
MARYLAND
SCI Funeral Services, Inc. (Iowa Corp) Maryland subsidiaries
HFH, Inc.	100%
BAMFH, Inc.	100%
Burgee-Henss-Seitz Funeral Home, Inc.	100%
Charles S. Zeiler & Son, Inc.	100%
Danzansky-Goldberg Memorial Chapels, Inc.	100%
Edward Sagel Funeral Direction, Inc.	100%
Fleck Funeral Home, Inc.	100%
Gary L. Kaufman Funeral Home at Meadowridge Memorial Park, Inc.	100%
Gary L. Kaufman Funeral Home Southwest, Inc.	100%
Lemmon Funeral Home of Dulaney Valley, Inc.	100%
Loring Byers Funeral Directors, Inc.	100%
Miller-Dippel Funeral Home, Inc.	100%
Moran-Ashton Funeral Home, Inc.	100%
National Cremation Service, Inc.	100%
Sterling-Ashton-Schwab Funeral Home, Inc.	100%
Sterling-Ashton-Schwab-Witzke Funeral Home of Catonsville, Inc.	100%
SCI Maryland Funeral Services, Inc.	100%
George Washington Cemetery Company, LLC	100%
MASSACHUSETTS
SCI Funeral Services, Inc. (Iowa Corp) Massachusetts subsidiaries
Affiliated Family Funeral Service, Inc.	100%
AFFS Boston, Inc.	40%
AFFS North, Inc.	30%
AFFS Norwood, Inc.	40%
AFFS Quincy, Inc.	40%
AFFS South Coast East, Inc.	40%
AFFS South Coast West, Inc.	10%
AFFS West, Inc.	30%
Brunelle Funeral Home, Inc.	40%
Messier Funeral Home, Inc.	40%
Perlman Funeral Home, Inc.	40%
Pillsbury Funeral Homes, Inc.	40%

February 28, 2006
Ownership
Stanetsky Memorial Chapels, Inc.	40%
Sullivan Funeral Homes, Inc.	40%
MICHIGAN
SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiary
SCI Michigan Funeral Services, Inc.	100%
MINNESOTA
SCI Funeral Services, Inc. (Iowa Corp) Minnesota subsidiaries
SCI Minnesota Funeral Services, Inc.	100%
MISSISSIPPI
SCI Funeral Services, Inc. (Iowa Corp) Mississippi subsidiary
SCI Mississippi Funeral Services, Inc.	100%
MISSOURI
SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiaries
SCI Missouri Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc.	100%
NEBRASKA
SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
SCI Nebraska funeral Services, Inc.	100%
NEVADA
SCI Funeral Services, Inc. (Iowa Corp)
SCI Texas Funeral Services, Inc. (DE Corp) Nevada subsidiary
SCI Texas Finance Company	100%
NEW JERSEY
SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiaries
SCI New Jersey Funeral Services, Inc.	100%
Garden State Crematory, Inc.	100%
Wien & Wien, Inc.	100%
NEW MEXICO
SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiary
SCI New Mexico Funeral Services, Inc.	100%
NEW YORK
SCI Funeral Services, Inc. (Iowa Corp) New York subsidiaries
SCI Funeral Services of New York, Inc.	100%
Chas. Peter Nagel Inc.	100%
I. J. Morris, Inc.	100%
Marsellus Casket Company, Inc.	100%
New York Funeral Chapels, Inc.	100%
New York Marker, LLC	100%
Thomas M. Quinn & Sons, Inc.	100%
SCI Special, Inc. (DE Corp)
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P.-(DE LP) New York subsidiary
SCI EOps HQ, Inc.	100%
NORTH CAROLINA
SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
SCI North Carolina Funeral Services, Inc.	100%
OHIO
SCI Funeral Services, Inc. (Iowa Corp) Ohio subsidiaries
SCI Ohio Funeral Services, Inc.	100%
The Knollwood Cemetery Company	100%
OKLAHOMA
SCI Funeral Services, Inc. (Iowa Corp) Oklahoma subsidiaries
SCI Oklahoma Funeral Services, Inc.	100%
Memorial Gardens Association	100%
Memorial Park Cemetery of Bartlesville, Oklahoma, A Business Trust	100%
Rose Hill Burial Park, a Trust	90%
Sunset Memorial Park Cemetery Trust	100%
Memorial Park Association, a Trust Estate	100%
Sunny Lane Cemetery, a Property Trust	100%

February 28, 2006
Ownership
OREGON
SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
SCI Oregon Funeral Services, Inc.	100%
Uniservice Corporation	100%
PENNSYLVANIA
SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
SCI Pennsylvania Funeral Services, Inc.	100%
Auman funeral Home, Inc.	100%
Ed Melenyzer Co.	100%
Funeral Corporation Pennsylvania	100%
Laughlin Funeral Home, Ltd.	100%
Robert L. Hendricks Funeral Home, Inc.	100%
Rohland Funeral Home	100%
Harold B. Mulligan Co., Inc.	100%
Theo C. Auman, Inc.	100%
Auman’s, Inc.	100%
Francis F. Seidel, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Pennsylvania subsidiary
Ensure Agency of Pennsylvania, inc.	100%
RHODE ISLAND
SCI Funeral Services, Inc. (Iowa Corp) Rhode Island subsidiary
SCI Rhode Island Funeral Services, Inc.	100%
SOUTH CAROLINA
SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiary
SCI South Carolina Funeral Services, Inc.	100%
TENNESSEE
SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiary
SCI Tennessee Funeral Services, Inc.	100%
TEXAS
SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
JPH Properties, Inc.	100%
SCI Texas Funeral Services, Inc. (DE Corp) Texas subsidiaries
FHC Realty, Inc.	100%
Texas Marker, L.P.	100%
WFG Liquidation Corporation	100%
SCI Special, Inc. (DE Corp)
SCI Capital Corporation (DE Corp) Texas subsidiary
Investment Capital Corporation	100%
SCI Administrative Services, LLC (DE LLC)
SCI Management L.P. (DE LP) – Texas subsidiaries – Limited Partner of
SCI Eastern Market Support Center, L.P.	99%
SCI Houston Market Support Center, L.P.	99%
SCI Management L.P. (DE LP) Texas subsidiaries
SCI EOps HQ, Inc. (NY Corp) – General Partner of
SCI Eastern Market Support Center, L.P.	1%
SCI Houston Hub, Inc. – General Partner of	100%
SCI Houston Market Support Center, L.P.	1%
UTAH
SCI Funeral Services, Inc. (Iowa Corp) Utah subsidiaries
SCI Utah Funeral Services, Inc.	100%
Wasatch Land and Improvement Company	100%
VIRGINIA
SCI Funeral Services, Inc. (Iowa Corp) Virginia subsidiary
SCI Virginia Funeral Services, Inc.	100%
Memorial Guardian Plans, Inc. (DE Corp) Virginia subsidiary
Sentinel Security Plans, Inc.	100%
WASHINGTON
SCI Funeral Services, Inc. (Iowa Corp) Washington subsidiary
SCI Washington Funeral Services, Inc.	100%

February 28, 2006
Ownership
WEST VIRGINIA
SCI Funeral Services, Inc. (Iowa Corp) West Virginia subsidiaries
SCI West Virginia Funeral Services, Inc.	100%
Rosedale Cemetery Company	100%
Rosedale Funeral Chapel, Inc.	100%
WISCONSIN
SCI Funeral Services, Inc. (Iowa Corp) Wisconsin subsidiary
SCI Wisconsin Funeral Services, Inc.	100%
INTERNATIONAL
AUSTRALIA
SCI International Limited (DE Corp)
Kenyon International Emergency Services, Inc. (DE Corp) Australia subsidiary
Kenyon International Emergency Services Proprietary Limited	100%
BELGIUM
SCI International Limited (DE Corp) Belgium subsidiaries
Camilla Belgium N.V.	100%
Diana Belgium N.V.	100%
BRAZIL
SCI International Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Brazil subsidiary
Service Corporation International Brazil Limitada	100%
CANADA
Service Corporation International (Canada) Limited – Ownership as follows:
SCI International Limited	1 share
ECI Capital Corporation	1 share
SCI Cerberus LLC	8,900 shares
Service Corporation International Canada Funding Limited Partnership	1,098 shares
Service Corporation International (Canada) Limited – Canada subsidiaries
Can. Ensure Group, Inc. (Federal)	100%
Centre Funeraire Cote-des-Neiges Inc. – (Quebec)	100%
CFCDN Holdings Inc. – (Quebec)	100%
SCI International Limited (DE Corp) Canada subsidiaries
3056269 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	1%
3056271 Nova Scotia Company	100%
Service Corporation International Canada Funding Limited Partnership	99%
Simmons & McBride Ltd. (Dormant)	100%
3052761 Canada Inc. (Dormant)	100%
CAYMAN ISLANDS
SCI International Limited (DE Corp) Cayman Islands subsidiaries
SCI Latin America Ltd.	100%
SCI Cayman II Ltd.	100%
GERMANY
SCI International Limited (DE Corp) German subsidiaries
SCI D GmbH	100%
Norddeutsche Bestattungsgesellschaft mbH	100%
Bestattungsinstitut Barbel Brand GmbH	100%
Breidenstein Bestattungen GmbH	100%
Thomas Amm GmbH	100%
LUXEMBOURG
SCI International Limited (DE Corp) Luxembourg subsidiary
SCI Luxembourg SARL	100%
AKH Luxco S.C.A.	25%
MALAYSIA
SCI International Limited (DE Corp) Malaysia subsidiaries
Enlightened Transition Sdn Bhd	100%
Bahua Funeral Services Sdn Bhd	33.33%

February 28, 2006
Ownership
SINGAPORE
SCI International Limited (DE Corp) Singapore subsidiaries
Singapore Casket Company PLC	74.51%
Casket Palace Company PLC	100%
SWITZERLAND
SCI International Limited (DE Corp) Switzerland subsidiary
Osefi Holdings SA	100%
UNITED KINGDOM
SCI Administrative Services, LLC (DE LLC) United Kingdom subsidiary
SCI UK Investments Limited	100%
URUGUAY
SCI International Limited (DE Corp)
SCI Latin America Ltd. (Cayman Co) Uruguay subsidiaries
Pidanol SA – (Dormant)	91.17%
Rensolar SA – (Dormant)	91.17%